SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

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         Date of Report (Date of earliest event reported): July 2, 2003


                            FOCUS ENHANCEMENTS, INC.
             (Exact name of registrant as specified in its charter)


DELAWARE                                                     04-3144936
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(State or other                                           (IRS Employer
jurisdiction of                                           Identification No.)
incorporation)

                                     1-11860
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                                   (Commission
                                  File Number)

                    1370 Dell Ave., Campbell, CA                         95008
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              (Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code: (408) 866-8300

Items 9 and 12.

On July 7, 2003, Focus Enhancements, Inc. issued a press release announcing that it had closed an private placement of 2.2 million shares of FOCUS Enhancements common stock for gross proceeds of $2,200,000. In addition, FOCUS issued warrants for an additional 467,500 shares of common stock. Proceeds will be used to fund working capital and for general corporate purposes. vFinance Investments, Inc. and TN Capital Equities, Ltd. acted as placement agents in the transaction. A copy of the press release is attached hereto as Exhibit 99.1.

In a separate development, on July 7, 2003, Focus Enhancements, Inc. issued a press release announcing that it had raised its revenue guidance for the remainder of 2003. A copy of the press release is attached hereto as Exhibit 99.2.


Exhibits

Exhibit Number             Description

99.1              Press Release "FOCUS  Enhancements Closes $2.2 Million Private
                  Placement."

99.2              Press Release "FOCUS  Enhancements  Raises Fiscal 2003 Revenue
                  Guidance."

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



         FOCUS ENHANCEMENTS, INC.




Date:  July 7, 2003                             BY: /s/ Gary Williams
                                                    ---------------------
                                                    Name: Gary Williams
                                                    Title: VP of Finance and CFO